OWENS & MINOR, INC.
Restricted Stock Agreement

    THIS RESTRICTED STOCK AGREEMENT (the “Agreement”) dated ___Grant Date___ between OWENS & MINOR, INC., a Virginia corporation (the "Company"), and _Participant Name___ ("Participant"), is made pursuant and subject to the provisions of the Company's 2018 Stock Incentive Plan (as amended, the "Plan"). All capitalized terms used herein that are not otherwise defined shall have the same meaning given to them in the Plan.

W I T N E S S E T H:

1.    Restricted Stock Grant. Pursuant to the provisions of the Plan, on __Grant Date__________ (the “Date of Grant”), the Company granted to Participant, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, a Stock Award of __# Shs Granted____ shares of Common Stock (the “Restricted Stock”).

2.    Terms and conditions. The shares of Restricted Stock evidenced hereby are subject to the following terms and conditions:

(a)    Vesting. The shares of Restricted Stock shall be subject to the following restrictions from the Date of Grant until that portion of shares of Restricted Stock vests in accordance with the Vesting Table below (at which time that portion of the Restricted Shares shall no longer be subject to such restrictions)or until the lapse of restrictions as provided in subsection 2(d) hereof (such period being referred to herein as the (the “Restricted Period”)):
(i)    Participant shall not be entitled to receive the certificate or certificates evidencing the Restricted Stock;

(ii)    Shares of Restricted Stock may not be sold, transferred, assigned, pledged, conveyed, hypothecated or otherwise disposed of; and

(iii)    Shares of Restricted Stock may be forfeited immediately as provided in subsection 2(d) hereof.

Vesting Table

Vesting Dates	Percentage Vesting
On the date listed below which is closest to the one year anniversary of the grant date on or after such anniversary date and annually thereafter on said date: •February 15 •May 15 •August 15 •November 15	Vesting Date on or after*: •First Anniversary – 34% •Second Anniversary – 33% •Third Anniversary – 33% *(rounded up to the nearest whole share)

Notwithstanding the foregoing, Participant shall be entitled to vote the shares of Restricted Stock and receive dividends thereon while the Restricted Stock is outstanding to the extent herein set forth. Any stock dividends or other shares of Company stock or other property issued in respect of Restricted Stock, including without limitation, shares issued in connection with stock splits and recapitalizations, will be subject to the same restrictions applicable to the Restricted Stock with respect to which such dividends were credited. Any cash dividends paid in respect of Restricted Stock will be accumulated and paid, without interest, if and at the time of vesting (i.e., expiration of the Restricted Period) or, if earlier, the lapse of restrictions with respect to the Restricted Stock with respect to which the dividends were credited; provided, however, no cash dividends will be paid with respect to any Restricted Stock that does not vest and is forfeited.

(b)    Custody of Shares of Restricted Stock. Certificates representing the shares of Restricted Stock shall be issued in Participant’s name but shall be held by the Company (or its transfer agent) during the applicable Restricted Period. The Company’s Secretary and its General Counsel shall serve as attorney-in-fact for Participant during the applicable Restricted Period with full power and authority in Participant’s name to assign and convey to the Company any shares of Restricted Stock that Participant forfeits under subsection 2(d) hereof. Each certificate representing shares of Restricted Stock may bear a legend referring to the risk of forfeiture of the shares and stating that such shares are nontransferable until all restrictions have been satisfied and the legend has been removed.

(c)    Distribution of Restricted Stock. If Participant remains in the continuous employment of the Company or an Affiliate during the applicable Restricted Period and otherwise does not forfeit such shares pursuant to subsection 2(d) hereof, all restrictions applicable to the shares of Restricted Stock hereunder shall lapse upon expiration of the applicable Restricted Period and a certificate or certificates representing the shares of Common Stock that were granted to Participant in the form of shares of Restricted Stock shall be delivered to Participant.

(d)    Lapse of Restrictions or Forfeiture.

(i)    Death. If Participant’s employment with the Company and its Affiliates is terminated before the expiration of the applicable Restricted Period by reason of Participant’s death, all restrictions applicable to the shares of Restricted Stock that have not lapsed previously shall immediately lapse on the date of Participant’s death and the certificate or certificates representing the shares of Common Stock shall be delivered to Participant’s estate.

(ii)    Disability. If Participant’s employment with the Company and its Affiliates is terminated before the expiration of the applicable Restricted Period by reason of “total and permanent disability” (as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”)), all restrictions applicable to a pro rata number of shares of Restricted Stock that have not lapsed previously shall lapse. The “pro rata number” shall be that number of shares of Restricted Stock with respect to which all restrictions have not lapsed previously that, when added to the number of shares of Restricted Stock with respect to which all restrictions have lapsed previously, will equal the number of shares of Restricted Stock as of the Date of Grant multiplied by a fraction, the numerator of which is the number of months (including a fractional month) of Participant’s employment after the Date of Grant and the denominator of which is 36. The certificate or certificates representing the shares of Common Stock upon which the restrictions have lapsed shall be delivered to Participant and the remaining shares of Restricted Stock shall be forfeited immediately and all rights of Participant to such shares shall terminate immediately without further obligation on the part of the Company.

(iii)    Retirement. If Participant’s employment with the Company and its Affiliates is terminated before the expiration of the applicable Restricted Period by reason of retirement (defined below), all shares of Restricted Stock with respect to which all restrictions have not lapsed previously shall be forfeited immediately and all rights of Participant to such shares shall terminate immediately without further obligation on the part of the Company. Notwithstanding the foregoing, if Participant’s service to the Company or an Affiliate continues from and after the date of retirement through (i) membership on the Board, (ii) a written consulting services arrangement with the Company or an Affiliate or (iii) at the discretion of the Company, a written confidentiality and non-solicitation agreement with the Company (“Post-Retirement Service”), shares of Restricted Stock with respect to which all restrictions have not lapsed previously shall not be forfeited but shall continue to be held by the Company until the earlier of (i) the end of the applicable Restricted Period at which time such shares shall be delivered to the Participant or (ii) the date Participant ceases to provide Post-Retirement Service at which time shares of restricted stock with respect to which all restrictions have not lapsed previously shall be forfeited. For purposes of this Section 2(d)(iii), retirement shall mean severance from the employment of the Company and its Affiliates, other than for cause (as defined below), (i) at or after the attainment of age 55 and after completing a number of years of service (the total years of “Credited Service” attributable to Participant as of the date of termination, as such term is defined in the Owens & Minor 401(k) Savings and Retirement Plan, as amended, whether or not Participant participates in such plan) that, when added to Participant’s age at the time of severance from employment, equals at least 65 or (ii) at or after the attainment of age 65.

(iv)    Termination of Employment by Company or Affiliate.

(a)    With Cause. If the Company or an Affiliate terminates Participant’s employment with the Company and its Affiliates with “cause,” all shares of Restricted Stock with respect to which all restrictions have not lapsed previously shall be forfeited immediately and all rights of Participant to such shares shall terminate immediately without further obligation on the part of the Company, and Participant will be required to return to the Company that number of shares of Common Stock that equals the number of shares of Restricted Stock with respect to which all restrictions lapsed previously. For purposes of this Agreement, “cause” means: (i) misappropriation, theft or embezzlement of funds or property from the Company or an Affiliate or securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company or an Affiliate, (ii) conviction of, or entry of a plea of “nolo contendere” with respect to, a felony which, in the reasonable opinion of the Company, is likely to cause material harm to the Company’s or an Affiliate’s business, customer or supplier relations, financial condition or prospects, (iii) violation of the Company’s Code of Honor or any successor code of conduct; or (iv) failure to substantially perform (other than by reason of illness or temporary disability, regardless of whether such temporary disability is or becomes a total and permanent disability (as defined in paragraph 2(d)(ii) above), or by reason of approved leave of absence) the duties of Participant’s job.

(b)    Without Cause. If Participant’s employment with the Company and its Affiliates is terminated by the Company or an Affiliate without “cause,” all restrictions on a pro rata number of shares of Restricted Stock that have not lapsed previously shall lapse.

The “pro rata number” shall be the number of shares of Restricted Stock with respect to which all restrictions have not lapsed previously that, when added to the number of shares of Restricted Stock with respect to which all restrictions have lapsed previously, will equal the number of shares of Restricted Stock as of the Date of Grant multiplied by a fraction, the numerator of which is the number of months (including a fractional month) of Participant’s employment after the Date of Grant and denominator of which is 36. The certificate or certificates representing the shares of Common Stock upon which the restrictions have lapsed shall be delivered to Participantand the remaining shares of Restricted Stock shall be forfeited immediately and all rights of Participant to such shares shall terminate immediately without further obligation on the part of the Company.

(v)    Termination of Employment by Participant. If Participant resigns from employment with the Company and its Affiliates before the expiration of the applicable Restricted Period, without regard to the reason for such resignation (other than death, disability or retirement as provided in subsections (i), (ii) and (iii) above), all of the shares of Restricted Stock with respect to which all restrictions have not lapsed previously shall be forfeited immediately and all rights of Participant to such shares shall terminate immediately without further obligation on the part of the Company.

(vi)    Change in Control.

(a)    If, upon a Change in Control, (i) the Restricted Stock is assumed by, or a substitute award granted by, the surviving entity (together with its Related Entities, the “Surviving Entity”) in the Change in Control (such assumed or substituted award to be of the same type of award as this Restricted Stock with a value as of the Control Change Date substantially equal to the value of this Restricted Stock) and (ii) within 24 months following the Control Change Date, Participant’s employment with the Surviving Entity is terminated by the Surviving Entity without Cause (defined below), all restrictions applicable to the shares of Restricted Stock that have not lapsed previously shall immediately lapse on the date of employment termination and the certificate or certificates representing the shares of Common Stock upon which the restrictions have lapsed shall be delivered to Participant.

(b)    For purposes of this subsection 2(d)(vi), “Cause” shall mean (i) the willful and continued failure by Participant to substantially perform his or her duties with the Surviving Entity (other than any such failure resulting from Participant’s incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Participant by the Surviving Entity, which demand specifically identifies the manner in which the Surviving Entity believes that Participant has not substantially performed his or her duties, or (ii) the willful engaging by Participant in conduct which is demonstrably and materially injurious to the Surviving Entity, monetarily or otherwise. For purposes of this paragraph, no act, or failure to act, on Participant’s part shall be deemed "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Surviving Entity.

(c)     If, upon a Change in Control, the Restricted Stock is not assumed by, or a substitute award granted by, the Surviving Entity in the Change in Control as provided in subsection 2(d)(vi)(a) above, all restrictions applicable to the shares of Restricted

Stock that have not lapsed previously shall immediately lapse on the Control Change Date and the certificate or certificates representing the shares of Common Stock upon which the restrictions have lapsed shall be delivered to Participant.

3.    Acceptance of Agreement. Notwithstanding anything herein to the contrary, in order for the Award to become effective, the Participant must acknowledge acceptance of this Agreement no later than sixty (60) days following the date of grant. If the Agreement is not accepted within 60 days, the entire Award will be forfeited and cancelled without any consideration thereof, except as otherwise determined in the Committee’s sole and absolute discretion.

4.    Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Virginia.

5.    No Right to Continued Employment. The grant of Restricted Stock hereunder does not confer upon Participant any right with respect to continuance of employment by the Company or an Affiliate, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate his employment at any time.

6.    Change in Capital Structure. The terms of this award shall be adjusted as the Committee determines is equitably required in the event the Company effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization.

7.    Withholding.    The Participant may be required to pay to the Company and the Company shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of the Restricted Stock, their grant or vesting or any payment or transfer with respect to the Restricted Stock and to take such action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such withholding taxes. Any withholding tax obligations required hereunder shall be satisfied by withholding or reducing the number of shares of Common Stock, as determined by the Company, otherwise issuable to Participant upon the settlement of the Restricted Stock (i.e., “Net Shares” election).

8.    Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the date hereof and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

9.    Participant Bound by Plan. Participant hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

10.    Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees and personal representatives of Participant and the successors of the Company.

11.    Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Acceptance of this Agreement as set forth in Section 3 above shall be deemed the Participant’s execution of this Agreement.

[signature page follows]

    IN WITNESS WHEREOF, OWENS & MINOR, INC. has caused this Agreement to be signed by a duly authorized officer and Participant has affixed his or her signature hereto.

OWENS & MINOR, INC.

By:________________________________

PARTICIPANT

________________________________
Participant Name

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